Exhibit 99.1

Trxade Group to Deliver Virtual Presentation on June 24th, 2020 at 11:30 a.m. Eastern time

Monday, June 15, 2020 8:31 AM EDT

TAMPA, FL / ACCESSWIRE / June 15, 2020 / Trxade Group, Inc. (NASDAQ:MEDS) an integrated drug procurement, delivery and healthcare platform, announced today that management will deliver a virtual presentation on Wednesday, June 24, 2020 at 11:30 a.m. Eastern time.

Suren Ajjarapu, Chief Executive Officer of Trxade Group, Inc., will present an overview of the business model and growth initiatives of the company. The webinar will be accompanied by a presentation and followed by a question and answer session, which can be accessed via the webcast link or dial-in numbers below.

To access the webinar, please use the following information:

Date: Wednesday, June 24, 2020

Time: 11:30 a.m. Eastern time (8:30 a.m. Pacific time)

Dial-in: 1-877-425-9470

International Dial-in: 1-201-389-0878

Conference Code: 13705066

Webcast: http://public.viavid.com/index.php?id=140219

The Company will provide a copy of the slides which will be shown during the presentation, prior to the beginning of the presentation, in connection with the filing of a Current Report on Form 8-K on the date of the presentation.

A telephone replay will be available approximately two hours after the call and will be available through July 8, 2020, by dialing 1-844-512-2921 from the U.S., or 1-412-317-6671 from international locations, and entering replay pin number: 13705066. The replay can also be viewed through the webinar webcast link above.

About Trxade Group, Inc.

Headquartered in Tampa, Florida, Trxade Group, Inc. (NASDAQ:MEDS) is an integrated drug procurement, delivery and healthcare platform that fosters price transparency, thereby improving profit margins for both buyers and sellers of pharmaceuticals. Trxade Group operates across all 50 states with the central mission of making healthcare services affordable and accessible. Founded in 2010, Trxade Group is comprised of four synergistic operating platforms; (1) the Trxade B2B trading platform with 11,400 registered pharmacies, (2) Integra Pharma Solutions, Trxade Group’s virtual wholesale division, (3) the Bonum Health platform offering affordable telehealth services; and (4) the DelivMeds app, which coordinates a nationwide distribution network through independent pharmacies or mail order delivery. For additional information, please visit us at www.trxade.com, www.delivmeds.com, and www.bonumhealth.com. https://twitter.com/trxade.

https://www.linkedin.com/company/nasdaq-meds/.

Forward-Looking Statements

This press release and the presentation may contain forward-looking statements, including information about management’s view of Trxade’s future expectations, plans and prospects, within the safe harbor provisions under The Private Securities Litigation Reform Act of 1995 (the “Act”). In particular, when used in the preceding discussion and the presentation, the words “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions are intended to identify forward-looking statements within the meaning of the Act, and are subject to the safe harbor created by the Act. Any statements made in this news release or the presentation other than those of historical fact, about an action, event or development, are forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors, which may cause the results of Trxade, its divisions and concepts to be materially different than those expressed or implied in such statements. These risk factors and others are included from time to time in filings made by Trxade with the Securities and Exchange Commission, including, but not limited to, in the “Risk Factors” sections in its Form 10-Ks and Form 10-Qs and in its Form 8-Ks, which we have filed, and file from time to time, with the U.S. Securities and Exchange Commission. These reports are available at www.sec.gov. Other unknown or unpredictable factors also could have material adverse effects on Trxade’s future results and/or could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements. The forward-looking statements included in this press release and the presentation are made only as of the date hereof/thereof. Trxade cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. We undertake no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Investor Relations:

Luke Zimmerman

Senior Vice President

MZ Group - MZ North America

(949) 259-4987

MEDS@mzgroup.us

www.mzgroup.us

SOURCE: Trxade Group, Inc.